UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

June 30, 2011

Date of Report

(Date of earliest event reported)

AIR LEASE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35121	27-1840403
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Avenue of the Stars, Suite 1000N Los Angeles, California		90067
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 553-0555

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 30, 2011, Air Lease Corporation (the “Company”) entered into a definitive supplemental agreement and related letter agreements (collectively, “Supplemental Agreement No. 1”) with The Boeing Company (“Boeing”), which modify that certain Purchase Agreement Number PA-03524, dated as of September 30, 2010, by and between the Company and Boeing (the “Purchase Agreement”). The Purchase Agreement was filed on February 14, 2011, as Exhibit 10.15 to the Company’s Registration Statement on Form S-1 (Registration No. 333-171734).

The Company agreed to purchase 60 B737-800 aircraft pursuant to the Purchase Agreement, and has agreed to purchase an additional 18 B737-800 aircraft pursuant to Supplemental Agreement No. 1. Supplemental Agreement No. 1 provides the Company with cancellation rights with respect to 4 of the additional 18 aircraft. Deliveries of the additional aircraft are scheduled to commence in 2015 and to continue through 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AIR LEASE CORPORATION

Date: July 7, 2011	/s/ Grant A. Levy
Grant A. Levy
Executive Vice President, General Counsel and Secretary